INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Inventergy, LLC

We have audited the accompanying balance sheet of Inventergy, LLC, a development stage company, (the “Company”) as of December 31, 2012, and the related statements of operations and changes in members’ equity and cash flows from January 12, 2012 (inception) through December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inventergy, LLC. as of December 31, 2012, and the results of its operations, and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, CA

December 17, 2013

F-1

INVENTERGY, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Balance Sheet

December 31, 2012

ASSETS

Cash	$-
Total assets	$-

LIABILITIES AND MEMBERS' DEFICIT

Liabilities
Accrued liabilities	$12,783
Total liabilities	12,783

Members' deficit
Members' deficit accumulated during development stage	(12,783)
Total members' deficit	(12,783)

Total liabilities and members' deficit	$-

The accompanying notes are an integral part of these financial statements.

F-2

INVENTERGY, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Statement of Operations and Changes in Members' Equity (Deficit)

For the Period from January 12, 2012 (Inception) through December 31, 2012

Revenues
Licensing revenues	$-

Operating expenses
Rent	7,019
Lodging	2,065
Air Fare	1,228
Ground Transportation Expense	793
Meals & Entertainment	610
Cell Phone & Wireless Expense	600
Subscriptions, Periodicals	299
Internet and Web Hosting	89
Automobile Expense	80
Total operating expenses	12,783

Net loss	(12,783)

Members' equity (deficit), beginning of period	-

Members' deficit, end of period	$(12,783)

The accompanying notes are an integral part of these financial statements.

F-3

INVENTERGY, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Statement of Cash Flows

For the Period from January 12, 2012 (Inception) through December 31, 2012

Cash flows from operating activities
Net loss	$(12,783)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Change in operating assets and liabilities
Accrued liabilities	12,783
Net cash provided by (used in) operating activities	-

Net change in cash and cash equivalents	-

Cash and cash equivalents at beginning of period	-

Cash and cash equivalents at end of period	$-

The accompanying notes are an integral part of these financial statements.

F-4

Inventergy, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Notes to Financial Statements

For the Period Ended December 31, 2012

1.       Organization

Inventergy, LLC (the "Company"), a Delaware limited liability company, was organized as Silicon Turbine Systems, LLC on January 12, 2012 and commenced operations on such date. Effective March 29, 2012, the Company was renamed to Inventergy, LLC. The Company has been organized for the purpose of purchasing and licensing intellectual property patents. The Company is headquartered in Cupertino, California.

2.       Summary of Significant Accounting Policies

Basis of presentation

The financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Cash and cash equivalents

The Company considers all highly liquid financial instruments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash on deposit may exceed federally insured limits. The Company believes that it mitigates this risk by maintaining deposits with major financial institutions.

Development Stage and Liquidity

The Company is in the development stage and has had no revenues to date. Successful completion of the Company’s developmental program and, ultimately, the attainment of profitable operations is dependent upon future events, including future financing and achieving a sufficient level of sales and market demand to become an established operating enterprise.

The Company’s financial statements have been prepared on a going-concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Since inception, the Company has incurred net losses and negative cash flows from operations and has accumulated a deficit during the development stage. The Company’s primary source of funds through December 31, 2012 was member credit. The Company will require additional equity financing to fund the commercialization of its activities. See Note 4.

F-5

Inventergy, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Notes to Financial Statements

For the Period Ended December 31, 2012

2.       Summary of Significant Accounting Policies (continued)

Management estimates and related risks

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the dates of the financial statements and the reported amounts of revenues and expenses during the reported periods. Although these estimates reflect management's best estimates, it is at least reasonably possible that a material change to these estimates could occur in the near term.

Income taxes

The Company is a limited liability company for federal and state income tax purposes. Under the laws pertaining to income taxation of limited liability companies, no federal income tax is paid by the Company as an entity. Each individual member reports on their federal and state income tax returns their share of Company income, gains, losses, deductions and credits, whether or not any actual distribution is made to such member during a taxable year. Accordingly, no provision for income taxes besides the minimum state franchise tax and the LLC gross receipts fees, if any, would be reflected in the accompanying financial statements.

The Company has evaluated its current tax positions and has concluded that as of December 31, 2012 the Company does not have any significant uncertain tax positions for which a reserve would be necessary.

3.       Commitments and Contingencies

Legal proceedings

The Company may become involved in various legal actions arising in the normal course of business. In the opinion of management, such matters will not have a significant adverse effect on the results of operations or financial position of the Company.

Operating lease

The Company leases an office in Cupertino, California under a cancelable month-to-month operating lease. The Company subleases the office on a month-to-month basis to a related party entity, Silicon Turbine Systems, Inc. (“STS”), for approximately $551 per month. STS’s majority stockholder is the majority member of the Company.

Rent expense was approximately $7,019 for the period ended December 31, 2012.

F-6

Inventergy, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Notes to Financial Statements

For the Period Ended December 31, 2012

4.       Subsequent Events

The Company has evaluated subsequent events through December 17, 2013, the date the financial statements were available to be issued.

In January 2013, the Company amended its lease agreement to lease additional office space. The amended lease agreement, which included a security deposit of $3,371, commenced February 1, 2013, on a month-to-month basis. In conjunction with the amended lease agreement, the Company terminated its sublease agreement with STS effective December 31, 2012. In March 2013, May 2013, and August 2013, the Company added more office space. The Company is leasing 6 offices and has paid a total security deposit of $6,549.

In January 2013, the Company converted all accrued liabilities to member contributions.

On February 4, 2013, the Company was reorganized and converted from a Delaware limited liability company to a Delaware corporation under the name Inventergy, Inc. A plan of conversion was entered into, pursuant to which the membership interest held by the sole member was converted into 5,000,000 shares of the Company’s common stock, par value $0.0001.

In February 2013, the Company’s Board of Directors also granted 5,000,000 shares of the Company’s common stock, par value $0.0001, to 10 individuals and entities.

On May 10, 2013, the Company issued senior secured promissory notes (the “Notes”) for proceeds of $5,000,000. The Notes, which mature on May 10, 2018, bear interest at 0.40% per annum until the second anniversary of the issuance date and 10% per annum thereafter. The maturity date of the Notes may be accelerated upon certain events of default or change in control. Upon such events, the Notes may be redeemed for 125% of the principal to be redeemed plus accrued but unpaid interest and late charges, if any.

On May 10, 2013, the Company issued 5,000,000 shares of Series A-1 convertible preferred stock (“Series A-1”), par value $0.0001, for $0.01 per share. Each share of Series A-1 may be converted into shares of common stock at any time, at the option of any holder, for an initial conversion price of $0.01, subject to adjustment.

On May 16, 2013, the Company purchased certain patents for $4,000,000 consideration and incurred $189,254 of acquisition costs. The purchased patents will be utilized for purposes of generating future licensing revenue.

F-7

Inventergy, LLC

(A Delaware Limited Liability Company)

(A Development Stage Company)

Notes to Financial Statements

For the Period Ended December 31, 2012

4.       Subsequent Events (continued)

On May 17, 2013, the Company issued 1,176,748 shares of Series A-2 convertible preferred stock (“Series A-2”), par value $0.0001, for $1.6996 per share. Each share of Series A-2 may be converted into shares of common stock at any time, at the option of any holder, for an initial conversion price of $1.6996, subject to adjustment.

In August and September 2013, the Company sold and issued 1,180,879 shares of Series A-3 common stock (“Series A-3”) to accredited investors for $3.21 per share.

In November 2013, the Board of Directors authorized the 2013 Stock Plan (the "Plan"). Under the Plan, the Board of Directors may grant incentive stock awards to employees and directors, and non-statutory stock options to employees, directors and consultants. The Plan provides for the grant of stock options, restricted stock, and other stock-related and performance awards that may be settled in cash, stock, or other property. The Board of Directors has reserved 300,000 shares of common stock for issuance over the term of the Plan.

F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Inventergy, Inc.

We have audited the accompanying balance sheet of Inventergy, Inc., a development stage company, (the “Company”), as of December 31, 2013, and the related statements of operations, stockholders’ equity and cash flows for the year then ended and for the period January 12, 2012 (Inception) to December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inventergy, Inc., a development stage company, as of December 31, 2013, and the results of its operations, and its cash flows for the year then ended and for the period January 12, 2012 (Inception) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, CA

March 13, 2014

Marcum LLP • 101 Montgomery Street • Suite 1900 • San Francisco, California 94l04 • Phone 4l5.432.6200 • Fax 415.432.6201 • marcumllp.com

F-9

INVENTERGY, INC.

(A Development Stage Company)

Balance Sheet

As of December 31, 2013

_________________________

ASSETS

Current assets
Cash and cash equivalents	$1,518,684
Prepaid expenses and other current assets	73,207
Total current assets	1,591,891

Deferred expenses	13,510,178
Patents, net	9,162,409
Deposits and other assets	20,399

Total assets	$24,284,877

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$602,564
Accrued interest on notes payable	6,935
Short-term notes payable, related party	3,100,000
Total current liabilities	3,709,499

Guaranteed payments	13,510,178
Derivatives	591,901
Notes payable, net of discount	2,327,217

Total liabilities	20,138,795

Redeemable convertible preferred stock, $0.0001 par value, 10,000,000 shares authorized, 6,176,748 shares designated, issued and outstanding at December 31, 2013 (aggregate liquidation preference of $19,827,361)	3,392,950

Stockholders' equity
Common stock, $0.0001 par value; 125,000,000 shares authorized, 11,505,039 shares issued and outstanding at December 31, 2013	1,150
Additional paid-in capital	5,483,054
Deficit accumulated during development stage	(4,731,072)
Total stockholders' equity	753,132

Total liabilities, redeemable convertible preferred stock and stockholders' equity	$24,284,877

The accompanying notes are an integral part of these financial statements.

F-10

INVENTERGY, INC.

(A Development Stage Company)

Statements of Operations

For the Year Ended December 31, 2013 and for the Period

from January 12, 2012 (Inception) to December 31, 2013

_________________________

		January 12, 2012
	The Year Ended	(Inception) to
	December 31, 2013	December 31, 2013

Revenues	$-	$-

Operating Expenses
General and administrative	4,550,339	4,563,122
Amortization expense	293,176	293,176
Total operating expenses	4,843,515	4,856,298

Loss from operations	(4,843,515)	(4,856,298)

Other income (expense)
Decrease in fair value of derivative liabilities	539,467	539,467
Interest expense, net	(427,024)	(427,024)
Total other income (expense), net	112,443	112,443

Loss before provision for income taxes	(4,731,072)	(4,743,855)

Provision for income taxes	-	-

Net loss	$(4,731,072)	$(4,743,855)

The accompanying notes are an integral part of these financial statements.

F-11

INVENTERGY, INC.

(A Development Stage Company)

Statements of Stockholders' Equity

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

						Deficit
	Redeemable Convertible					Accumulated	Total
	Preferred Stock		Common Stock		Additional	During	Stockholders'
	Shares	Amount	Shares	Amount	Paid-in Capital	Devlopment Stage	Equity

Inception (Inventergy, LLC)	-	$-	-	$-	$-	$-	$-

Net loss	-	-	-	-	-	(12,783)	(12,783)

Balances at December 31, 2012	-	-	-	-	-	(12,783)	(12,783)

LLC member contribution	-	-	-	-	12,783	-	12,783
Issuance of restricted common shares in exchange for LLC interest in recapitalization	-	-	5,000,000	500	(13,283)	12,783	-
Restricted stock forfeited from shares issued in exchange for LLC interest in recapitalization	-	-	(50,000)	(5)	5	-	-
Issuance of restricted stock for compensation	-	-	5,294,372	529	(529)	-	-
Issuance of Series A-1 convertible preferred stock for cash at
$0.01 per share, May 2013 (See Note 6)	5,000,000	2,760,409	-	-	-	-	-
Issuance of Series A-2 convertible preferred stock for cash at $1.6996 per share, May 2013, net of $501,475 of issuance costs (See Note 6)	1,176,748	632,541	-	-	-	-	-
Issuance of common stock for cash at $3.21 per share, September and October 2013, net of $434,641 of issuance costs	-	-	1,260,667	126	3,611,974	-	3,612,100
Stock-based compensation	-	-	-	-	1,872,104	-	1,872,104
Net loss	-	-	-	-	-	(4,731,072)	(4,731,072)

Balances at December 31, 2013	6,176,748	$3,392,950	11,505,039	$1,150	$5,483,054	$(4,731,072)	$753,132

The accompanying notes are an integral part of these financial statements.

F-12

INVENTERGY, INC.

(A Development Stage Company)

Statements of Cash Flows

For the Year Ended December 31, 2013 and for the Period

from January 12, 2012 (Inception) to December 31, 2013

_________________________

		January 12, 2012
	The Year Ended	(Inception) to
	December 31, 2013	December 31, 2013
Cash flows from operating activities
Net loss	$(4,731,072)	$(4,743,855)
Adjustments to reconcile net loss to net cash used in operating activities
Decrease in fair value of derivative liabilities	(539,467)	(539,467)
Amortization of discount on notes payable	353,009	353,009
Amortization of patents	293,176	293,176
Stock-based compensation	1,872,104	1,872,104
Changes in operating assets and liabilities
Prepaid expenses and other current assets	(73,207)	(73,207)
Deposits and other assets	(20,399)	(20,399)
Accounts payable	602,564	615,347
Accrued interest on notes payable	6,935	6,935
Net cash used in operating activities	(2,236,357)	(2,236,357)

Cash flows from investing activities
Purchase of patents	(9,455,585)	(9,455,585)
Net cash used in investing activities	(9,455,585)	(9,455,585)

Cash flows from financing activities
Proceeds from issuance of common stock	3,612,100	3,612,100
Proceeds from issuance of Series A-1 redeemable convertible preferred stock	50,000	50,000
Proceeds from issuance of Series A-2 redeemable convertible preferred stock	1,498,526	1,498,526
Proceeds from issuance of notes payable	4,950,000	4,950,000
Proceeds from issuance of short-term notes payable, related party	3,100,000	3,100,000
Net cash provided by financing activities	13,210,626	13,210,626

Net change in cash and cash equivalents	1,518,684	1,518,684

Cash and cash equivalents, beginning of period	-	-

Cash and cash equivalents, end of period	$1,518,684	$1,518,684

Supplemental disclosures of cash flow information
Cash paid for interest	$5,898	$5,898

Supplemental disclosures of non-cash investing and financing activities
Convert outstanding LLC accrued liabilities to member contribution, January 2013	$12,783	$12,783
Allocation of fair value from Series A-2 redeemable convertible preferred stock to Series A-1 redeemable convertible preferred stock (See Note 6)	$865,985	$865,985
Allocation of fair value from notes payable to Series A-1 redeemable convertible preferred stock (See Note 5)	$2,392,889	$2,392,889
Fair value of notes payable redemption derivative liability	$582,903	$582,903
Fair value of Series A-1 redeemable convertible preferred stock anti-dilution derivative liability	$548,465	$548,465
Accrued guaranteed payments and deferred expenses associated with purchased patent assets	$13,510,178	$13,510,178

The accompanying notes are an integral part of these financial statements.

F-13

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

1.	Organization

Inventergy, Inc. (the "Company"), a Delaware corporation, was organized as Silicon Turbine Systems, LLC on January 12, 2012 and commenced operations on such date. Effective March 29, 2012, the Company was renamed Inventergy, LLC. Effective February 4, 2013, the Company was reorganized and converted from a Delaware limited liability company to a Delaware corporation under the name Inventergy, Inc. The Company has been organized for the purpose of purchasing and licensing intellectual property patents. The Company is headquartered in Cupertino, California.

2.	Summary of Significant Accounting Policies

Basis of presentation

The financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Cash and cash equivalents

The Company considers all highly liquid financial instruments with original maturities of three months or less at the time of purchase to be cash equivalents.

Development Stage and Liquidity

The Company is in the development stage and has had no revenues to date. Successful completion of the Company’s developmental program and, ultimately, the attainment of profitable operations is dependent upon future events, including future financing and achieving a sufficient level of revenue and market demand to become an established operating enterprise.

The Company’s financial statements have been prepared on a going-concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Since inception, the Company has incurred net losses and negative cash flows from operations and has accumulated a deficit during the development stage. The Company’s primary source of funds through December 31, 2013 was the issuance of equity securities and promissory notes. The Company considers its current cash and cash equivalents balances, including cash obtained through subsequent equity financing, to be sufficient to fund operations for a reasonable period of time but it may require additional equity financing to fund the commercialization of its activities. As discussed in Note 11, subsequent to December 31, 2013, the Company issued additional shares of common stock for cash proceeds of approximately $7,293,000. There are no assurances that additional financing will be available to the Company at a cost acceptable to the Company, or at all.

F-14

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

2.	Summary of Significant Accounting Policies (continued)

Management estimates and related risks

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the dates of the financial statements and the reported amounts of revenues and expenses during the reported periods. Although these estimates reflect management's best estimates, it is at least reasonably possible that a material change to these estimates could occur in the near term.

Patents

Patents, including acquisition costs, are stated at cost, less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of the respective assets, generally 7 - 10 years. Upon retirement or sale, the cost of assets disposed and the related accumulated amortization are removed from the accounts and any resulting gain or loss is credited or charged to operations. Patents are utilized for the purpose of generating licensing revenue.

Impairment of long-lived assets

The Company evaluates the carrying value of long-lived assets on an annual basis, or more frequently whenever circumstances indicate a long-lived asset may be impaired. When indicators of impairment exist, the Company estimates future undiscounted cash flows attributable to such assets. In the event cash flows are not expected to be sufficient to recover the recorded value of the assets, the assets are written down to their estimated fair value. There were no asset impairments for the year ended December 31, 2013 or for the period from January 12, 2012 (inception) to December 31, 2013.

Concentration of credit risk

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. Cash and cash equivalents are deposited with high quality financial institutions. Periodically, such balances are from time to time in excess of federally insured limits.

F-15

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

2.	Summary of Significant Accounting Policies (continued)

Stock-based compensation

The Company has a stock option plan under which incentive and non-qualified stock options and restricted stock awards (“RSAs”) are granted primarily to employees. All share-based payments to employees, including grants of employee stock options and RSAs, are recognized in the financial statements based on their respective grant date fair values. The benefits of tax deductions in excess of recognized compensation cost is reported as a financing cash flow.

The Company estimates the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense ratably over the requisite service periods in the Company's statements of comprehensive income or loss. The Company has estimated the fair value of each award as of the date of grant using the Black-Scholes option pricing model. The fair value of RSAs is calculated as the fair value of the underlying stock multiplied by the number of shares awarded. The awards issued consist of fully-vested stock awards, performance-based restricted shares, and service-based restricted shares.

Expenses related to stock-based awards issued to non-employees are recognized at fair value on a recurring basis in the periods those awards are expected to vest. The Company estimates the fair value of the awards using the Black-Scholes option pricing model.

Income taxes

The Company accounts for income taxes using the asset and liability method whereby deferred tax asset and liability account balances are determined based on temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. A valuation allowance is established when it is more likely than not that deferred tax assets will not be realized. Realization of deferred tax assets is dependent upon future pretax earnings, the reversal of temporary differences between book and tax income, and the expected tax rates in future periods.

The Company is required to evaluate the tax positions taken in the course of preparing its tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount that is initially recognized.

F-16

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

2.	Summary of Significant Accounting Policies (continued)

Income taxes (continued)

It is the Company’s practice to recognize interest and penalties related to income tax matters in income tax expense. As of December 31, 2013, the Company had no accrued interest and penalties related to uncertain tax positions.

Fair value measurements

The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs within the fair value hierarchy. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s own assumptions about what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The following methods and assumptions were used to estimate the fair value of financial instruments:

•	Level 1 - Valuation is based upon quoted prices for identical instruments traded in active markets.

•	Level 2 - Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•	Level 3 - Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

The category within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

F-17

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

3.	Patents

Patent intangible assets consist of the following at December 31, 2013:

	Weighted	Gross
	Average	Carrying	Accumulated	Net Carrying
	Useful Life	Amount	Amortization	Amount
Amortizable intangible assets:
Patents	8.6	$9,455,585	$(293,176)	$9,162,409
Total intangible assets		$9,455,585	$(293,176)	$9,162,409

The Company expects amortization expense to be approximately $1,171,000 per year for each of the next nine fiscal years and a pro rata portion in the tenth year. The Company’s future cash flows are not materially impacted by its ability to extend or renew its amortizable intangible assets.

4.	Fair Value Measurements

The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis at December 31, 2013:

	Fair Value	(Level 1)	(Level 2)	(Level 3)
Promissory notes payable derivative liability	$534,975	$-	$-	$534,975
Series A-1 preferred stock derivative liability	56,926	-	-	56,926

Total	$591,901	$-	$-	$591,901

As discussed in Note 5, the Company issued certain senior secured promissory notes (the “Notes”) which may be redeemed upon an event of default. Since the Notes were issued at a substantial discount and the event of default clause may require accelerated repayment, the Notes include an embedded derivative that is not clearly and closely related to the host contract. Accordingly, the Company bifurcated the embedded derivative from the host contract and recognized a derivative liability at fair value upon issuance of the Notes. The Company estimated the fair value of the derivative liability using a valuation model which included the weighted probability of the amount of redemption and the time until redemption occurs over the note term.

F-18

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

4.	Fair Value Measurements (continued)

In May 2013, the Company sold Series A-1 redeemable convertible preferred stock which contained provisions for anti-dilution protection in the event that the Company issues common stock at a price below a price per share formula, as defined. At December 31, 2013, the threshold price was $1.00 per share. The anti-dilution protection requires the Company to issue the holders of Series A-1 shares of common stock or in the event of unavailable authorized shares of common stock, cash. The anti-dilution provision represents an embedded derivative as it is not clearly and closely related to the host contract. Accordingly, the Company bifurcated the embedded derivative from the host contract and recognized a derivative liability at fair value upon issuance of the Series A-1 redeemable convertible preferred stock. The Company estimated the fair value of the derivative liability using the Monte Carlo option pricing valuation model which included a probability weighted present value calculation.

The Company revalues the derivative liabilities at the end of each reporting period using the same models as at issuance, updated for new facts and circumstances, and recognizes the change in the fair value in the statements of operations as other income (expense). The following sets forth a summary of changes in fair value of the Company’s level 3 liabilities measured on a recurring basis for the year ended December 31, 2013 and for the period from January 12, 2012 (inception) to December 31, 2013:

	Promissory	Series A-1
	Notes Payable	Preferred Stock
	Derivative Liability	Derivative Liability
Balance at December 31, 2012	$-	$-
Fair value at issuance	582,903	548,465
Change in fair value	(47,928)	(491,539)

Balance at December 31, 2013	$534,975	$56,926

5.	Promissory Notes Payable

On May 10, 2013, the Company issued secured promissory notes (the “Notes”) with an aggregate principal of $5,000,000 for proceeds of $4,950,000. In conjunction with the issuance of the Notes, proceeds of $50,000 were received in exchange for 5,000,000 shares of Series A-1 Preferred Stock. Also, on May 17, 2013, proceeds of $1,498,526 were received in exchange for shares of Series A-2 Preferred stock to substantially the same investors. Total proceeds from the Notes, Series A-1 Preferred Stock, and Series A-2 Preferred Stock were allocated to each instrument using the relative fair value method. The fair value allocated to the Notes was $2,557,111. Further discussion regarding the allocation of proceeds is included in Note 6.

F-19

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

5.	Promissory Notes Payable (continued)

The Notes, which mature on May 10, 2018, bear interest at 0.40% per annum until the second anniversary of the issuance date and 10% per annum thereafter. The notes are secured by certain patent assets of the Company and all principal and accrued but unpaid interest is due upon maturity. The maturity date of the Notes may be accelerated upon certain events of default or change in control. Upon such events, the Notes may be redeemed for 125% of the principal to be redeemed plus accrued but unpaid interest and late charges, if any. Further discussion regarding the fair value measurement of the redemption provision is included in Note 4. The outstanding principal and accrued interest on the Notes as of December 31, 2013 was $5,000,000, net of an unamortized discount of $2,672,783.

On December 19, 2013 and December 31, 2013, the Company issued promissory notes (the “December 2013 Notes”) to the Company’s Chief Executive Officer, a related party, for $3,000,000 and $100,000 totaling an aggregate principal of $3,100,000. The Company also incurred a loan origination fee of $60,000 upon issuance of the notes which has been accrued as of December 31, 2013 in accounts payable. The December 2013 Notes which were originally scheduled to mature on February 7, 2014 and February 14, 2014, bear interest at 2% per annum, and were extended as discussed in Note 10. The $3,000,000 note is secured by certain patent assets of the Company and all principal and accrued but unpaid interest on the December 2013 Notes are due upon maturity. The outstanding principal and accrued interest on the December 2013 Notes as of December 31, 2013 was $3,100,000.

Total promissory notes at December 31, 2013 are comprised of the following:

Total promissory notes outstanding	$8,100,000
Less: unamortized discount	(2,672,783)

Promissory notes, net of discount	$5,427,217

Amortization of the discount on promissory notes payable is computed using the straight line method over the note term and is included in interest expense in the accompanying statements of operations. Amortization of the discount was $353,009 for the year ended December 31, 2013 and for the period from January 12, 2012 (inception) to December 31, 2013.

F-20

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

6.	Stockholders' Equity

Conversion from LLC

In January 2013, the Company’s sole member converted all then outstanding liabilities, to the member, to member contributions. In February 2013, a plan of conversion was entered into, pursuant to which the membership interest in the former LLC held by the sole member was exchanged for 5,000,000 shares of the Company’s common stock, par value $0.0001.

Common stock

The Company is authorized to issue up to 135,000,000 shares, of which 125,000,000 shares have been designated as common stock and 10,000,000 shares as preferred stock. Holders of the Company's common stock are entitled to dividends if and when declared by the Board of Directors. The holders of each share of common stock shall have the right to one vote for each share and are entitled, as a share class, to elect two directors of the Company.

Shares of common stock reserved for future issuance were as follows as of December 31, 2013:

Series A redeemable convertible preferred stock	6,176,748
Options to purchase common stock	915,000
Options available for future issuance	910,000

Total	8,001,748

Redeemable convertible preferred stock

Redeemable convertible preferred stock as of December 31, 2013 consists of the following:

Redeemable Convertible Preferred Stock	Original Issue Price	Shares Designated	Shares Issued	Shares Outstanding	Liquidation Preference
Series A-1	$0.0100	5,000,000	5,000,000	5,000,000	$16,050,000
Series A-2	$1.6996	1,176,748	1,176,748	1,176,748	$3,777,361

F-21

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

6.	Stockholders' Equity (continued)

Redeemable convertible preferred stock (continued)

As discussed in Note 5, in conjunction with the issuance of Series A-1 and Series A-2 redeemable convertible preferred stock, proceeds of $4,950,000 were received in exchange for the issuance of promissory notes payable. Total proceeds from this transaction were allocated to each instrument using the relative fair value method. Proceeds allocated to Series A-1 and Series A-2 redeemable convertible preferred stock were $3,308,874 and $1,134,016, respectively. Following the allocation of fair value, the effective conversion prices per share upon issuance of Series A-1 and Series A-2 redeemable convertible preferred stock were $0.55 and $0.96, respectively.

A complete description of the rights, preferences, privileges and restrictions of the redeemable convertible preferred stock are in the Amended Articles of Incorporation. The following is a summary of certain rights, privileges, preferences and restrictions:

Liquidation preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Stock are entitled to receive an amount equal to the sum of (i) the greater of (x) the product of (I) $0.01 in the event of Series A-1 or $1.6996 in the event of Series A-2 and (II) the number of shares of Preferred stock then held by each holder and (y) the product of (I) the fair market value of one share of Common Stock, as mutually determined by the Company and the Preferred Stock holders and (II) the number of shares of Common Stock issuable upon conversion of such Preferred Stock, and (ii) any declared accrued and unpaid dividends, prior and in preference to any distributions made to the holders of Common Stock. If the assets and funds distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the full preferential amount, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

Redemption

In the event of a fundamental transaction (as defined below), the holders of Preferred Stock may require the Company to redeem all or any portion of Series A-1 or Series A-2 Preferred Stock. Any shares subject to redemption shall be redeemed in cash at a price per share equal to the sum of (i) the greater of (x) the stated value and (y) the product of (1) the fair market value of one share of common stock and (2) the number of shares of common stock issuable upon conversion of each share being redeemed and (ii) and declared accrued and unpaid dividends per share being redeemed.

F-22

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

6.	Stockholders' Equity (continued)

Redeemable convertible preferred stock (continued)

A fundamental transaction includes a consolidation, merger, sale, assignment, tender or exchange offer, as defined in the Certificate of Designations. Provided however, no holder of Preferred Stock may require the Company to redeem all or any portion of such Preferred Stock based on a consolidation or merger in which, upon such consolidation or merger, holders of the Company’s voting power immediately prior to such consolidation or merger are, directly or indirectly, after such consolidation or merger the holders of a majority of the voting power of the surviving entity.

Conversion

All preferred shares are convertible, into common stock at the option of the holder, at any time after the date of issuance, by dividing the conversion amount by $0.01 in the event of Series A-1 or $1.6996 in the event of Series A-2, subject to adjustment. Each share of the Series A-1 and Series A-2 Preferred Stock will automatically be converted into common stock, at the then-effective applicable conversion price, upon the earlier of i) affirmative vote of at least a majority of the Company’s outstanding common stock shares on an as converted basis held by the preferred stock holders, ii) immediately upon the closing of the sale of the Company’s Common Stock in a firm-commitment, underwritten public offering registered under the Securities Act of 1933 (as amended), which results in aggregate proceeds to the Company of at least $50,000,000 at a price per share threshold, as defined.

Anti-dilution

Holders of Series A-1 redeemable convertible preferred stock are entitled to receive certain shares of common stock if and when the Company issues or sells any shares of common stock for a consideration per share less than a certain threshold price.

Voting rights

Holders of redeemable convertible preferred stock are entitled to one vote for each share of common stock into which their shares can be converted. Holders of Series A redeemable convertible preferred stock together are entitled to appoint one director of the Company.

F-23

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

7.	Stock-Based Compensation

Stock Plan

In November 2013, the Board of Directors authorized the 2013 Stock Plan (the "Plan"). Under the Plan, the Board of Directors may grant incentive stock awards to employees and directors, and non-statutory stock options to employees, directors and consultants as well as restricted stock. The Plan provides for the grant of stock options, restricted stock, and other stock-related and performance awards that may be settled in cash, stock, or other property. The Board of Directors has reserved 2,050,000 shares of common stock for issuance over the term of the Plan. The exercise price of an option cannot be less than the fair value of one share of common stock on the date of grant for incentive stock options or non-statutory stock options. The exercise price of an incentive stock option cannot be less than 110% of the fair value of one share of common stock on the date of grant for stockholders owning more than 10% of all classes of stock. Options are exercisable over periods not to exceed ten years (five years for incentive stock options granted to holders of 10% or more of the voting stock) from the grant date. Options may be granted with vesting terms as determined by the Board of Directors which generally include a one to five year period or performance conditions or both.

Common stock option and restricted stock award activity under the Plan was as follows:

		Options and RSAs Outstanding
	Shares		Weighted Average
	Available	Number	Exercise Price
	For Grant	of Shares	Per Share
Balance, Inception	-	-	$-
Balance at December 31, 2012	-	-	$-
Authorized	2,050,000	-	$-
Options Granted	(915,000)	915,000	$3.21
Restricted Awards Granted	(225,000)	225,000

Balance at December 31, 2013	910,000	1,140,000

Total vested and expected to vest shares (options)		868,459	$3.21

Prior to the plan being established, the Company granted 5,069,372 restricted awards to employees and non-employees in exchange for services with vesting specific to each individual award. As of December 31, 2013, 1,104,123 shares were vested, and 0 shares were cancelled or forfeited (unvested).

F-24

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

7.	Stock-Based Compensation (continued)

Stock Plan (continued)

The following table summarizes information with respect to stock options outstanding at December 31, 2013:

Options Outstanding			Options Exercisable
		Weighted		Weighted
		Average		Average
		Remaining		Exercise
Exercise Price	Shares	Contractual Life	Shares	Price Per
Per Share	Outstanding	(in years)	Exercisable	Share
$3.21	915,000	9.94	33,000	$3.21
	915,000	9.94	33,000	$3.21

Stock-based compensation expense

The fair value of employee stock options granted was estimated using the following weighted-average assumptions for the year ended December 31, 2013 and for the period from January 12, 2012 (inception) to December 31, 2013 was as follows:

	For the	January 12, 2012
	Year Ended	(inception) to
	December 31, 2013	December 31, 2013

Expected volatility	80%	80%
Risk free rate	1.77%	1.77%
Dividend yield	0%	0%
Expected term (in years)	5.93	5.93

The expected term of the options is based on the average period the stock options are expected to remain outstanding based on the option’s vesting term and contractual terms. The expected stock price volatility assumptions for the Company's stock options were determined by examining the historical volatilities for industry peers, as the Company did not have any trading history for the Company's common stock. The risk-free interest rate assumption is based on the U.S. Treasury instruments whose term was consistent with the expected term of the Company's stock options. The expected dividend assumption is based on the Company's history and expectation of dividend payouts. Forfeitures were estimated based on the Company’s estimate of future cancellations.

F-25

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

7.	Stock-Based Compensation (continued)

Stock-based compensation expense (continued)

Stock-based compensation for employees and non-employees related to options and RSAs recognized for the year ended December 31, 2013 and for the period from January 12, 2012 (inception) to December 31, 2013 was as follows:

	For the	January 12, 2012
	Year Ended	(inception) to
	December 31, 2013	December 31, 2013
Operating expenses
Selling, general and administrative	$1,872,104	$1,872,104

No income tax benefit has been recognized related to stock-based compensation expense and no tax benefits have been realized from exercised stock awards. As of December 31, 2013, there were total unrecognized compensation costs of $4,557,457 related to these stock awards. These costs are expected to be recognized over a period of approximately 1.47 years.

Non-employee stock-based compensation expense

For the year ended December 31, 2013 and the period from January 12, 2012 (inception) to December 31, 2013, the Company issued options and restricted stock awards to non-employees in exchange for services with vesting specific to each individual award. Non-employee stock-based compensation expense is recognized as the awards vest and totaled $779,380 for the year ended December 31, 2013. The fair value of RSAs is calculated as the fair value of the underlying stock multiplied by the number of shares awarded.

F-26

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

8.	Income Taxes

Deferred income taxes reflect the tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income taxes are as follows as of December 31, 2013:

Deferred taxes
Net operating loss carryforwards	$170,103
Intangibles – startup costs	1,171,673
Stock-based compensation	73,082
Gross deferred tax assets	1,414,858
Valuation allowance	(1,414,858)

Net deferred tax assets	$-

Based on the Company’s historical net losses during its development stage, the Company has provided a full valuation allowance against its deferred tax assets as of December 31, 2013.

As of December 31, 2013, the Company had $427,025 of federal and $427,025 of state net operating loss carryforwards available to offset future taxable income. These net operating losses will begin to expire in 2033 for state and federal tax purposes if not utilized.

The use of the Company's net operating loss carryforwards is subject to certain annual limitations and may be subject to further limitations as a result of changes in ownership as defined by the Internal Revenue Code and similar state provisions. Such limitations could result in the expiration of net operating loss carryforwards prior to utilization.

The Company files U.S. Federal and U.S. state tax returns. As of December 31, 2013, all tax years remain open in most jurisdictions. The Company is not currently under examination by income tax authorities in federal or state jurisdictions.

9.	Commitments and Contingencies

Operating lease

The Company leases an office in Cupertino, California under a cancelable month-to-month operating lease. The Company sublet the office on a month-to-month basis to a related party entity for approximately $551 per month. The majority stockholder of the related party is a stockholder of the Company.

F-27

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

9.	Commitments and Contingencies (continued)

Operating lease (continued)

In January 2013, the Company amended its lease agreement to lease additional office space. The amended lease agreement, which included a security deposit of $3,371, commenced February 1, 2013, on a month-to-month basis. In January 2013, March 2013, May 2013, and August 2013, the Company amended its lease agreement to lease additional office space. The Company has paid a total security deposit of $5,478. In conjunction with the amendments, the Company terminated its sublease agreement effective December 31, 2012.

Rent expense was approximately $74,300 for the year ended December 31, 2013.

Guaranteed payments

The Company has entered into agreements to purchase certain patent assets. The agreements include future unconditional guaranteed payments of $18,000,000 representing minimum revenue sharing from the Company’s ability to license the purchased patents to other parties. There are no additional unconditional guaranteed payments after 2017. Inventergy has not made any ongoing net revenue payments to date. The guaranteed payments are accrued on the Company’s accompanying balance sheet as of December 31, 2013 at net present value using a discount rate of 12%. Expenses related to these payments are deferred as of December 31, 2013 and will be amortized in correlation with the future payment schedule. Future guaranteed payments, and the amount of such payments, associated with these agreements are payable as follows:

Years ending December 31:

2015	$3,000,000
2016	5,000,000
2017	10,000,000
Less: discount to present value	(4,489,822)

Guaranteed payments, net of discount	$13,510,178

F-28

Inventergy, Inc.

(A Development Stage Company)

Notes to Financial Statements

For the Year Ended December 31, 2013 and

For the Period from January 12, 2012 (Inception) to December 31, 2013

_________________________

10.	Merger Agreement

On December 17, 2013, the Company entered into an agreement of merger and plan of reorganization (the “Merger Agreement”) with eOn Communications Corporation (“eOn”). The Merger Agreement provides for a newly formed subsidiary of eOn to merge with and into the Company, so that the Company will be a wholly-owned subsidiary of eOn upon completion of the merger. At closing, eOn will issue to the holders of the Company common stock and preferred stock shares of eOn common stock and preferred stock, respectively, which will result in the Company stockholders in the aggregate obtaining control of eOn. Completion of the merger is subject to a number of conditions, including eOn stockholder approval.

11.	Subsequent Events

The Company has evaluated subsequent events through March 13, 2014, the date the financial statements were available to be issued.

Between January 9, 2014 and February 5, 2014, the Company issued approximately 1,696,064 shares of common stock for cash at $4.30 per share. Proceeds from these issuances totaled approximately $7,293,000.

In January 2014, the Company fully repaid the $100,000 unsecured related party note as part of the December 2013 Notes.

On February 10, 2014, the Company extended the maturity date on the remaining outstanding December 2013 Notes to August 31, 2014 with no other changes to terms or conditions.

On February 10, 2014, the Company obtained an unsecured promissory note receivable (the “Note Receivable”) from the Company’s Chief Executive Officer, a related party, with an aggregate principal of $3,000,000. The Note Receivable which matures on August 31, 2014 bears interest at 2% per annum. All principal and accrued but unpaid interest is receivable upon maturity. The Note Receivable includes a full right of offset with the December 2013 Notes. The Company’s board of directors, excluding the Chief Executive Officer’s vote, approved the Note Receivable prior to issuance.

F-29